UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
__________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 10, 2021

NIC INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26621	52-2077581
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

25501 West Valley Parkway,, Suite 300
Olathe, Kansas 66061
(Address of principal executive offices, including zip code)

(877) 234-3468
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EGOV	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.02          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 10, 2021, NIC Inc. (the “Company”) issued a press release announcing its 2020 fourth quarter financial results.  A copy of the press release is furnished with this report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 7.01          REGULATION FD DISCLOSURE

On February 1, 2021, the Company’s Board of Directors declared a regular quarterly cash dividend of $0.09 per share, payable to stockholders of record as of March 3, 2021. The dividend, which is expected to total approximately $6.1 million based on the current number of shares outstanding, will be paid on March 17, 2021, out of the Company’s available cash.

The information in Items 2.02 and 7.01 to this Current Report, including without limitation Exhibit 99.1, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934 except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the U.S. federal securities laws.  Such statements include statements concerning anticipated future events and expectations that are not historical facts.  All statements other than statements of historical fact are statements that could be deemed forward-looking statements.  Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof.  Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation:  (1) the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; (2) risks related to the consummation of the Company’s pending merger with Tyler Technologies, Inc. (“Tyler Technologies”), including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain the required approval of the Company’s stockholders, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and (d) other conditions to the consummation of the merger may not be satisfied; (3) the effects that any termination of the pending merger may have on the Company or its business, including the risks that (a) the Company’s stock price may decline significantly if the merger is not completed, (b) the pending merger may be terminated in circumstances requiring the Company to pay Tyler Technologies a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the merger; (4) the effects that the announcement or pendency of the merger may have on the Company and its business, including the risks that as a result (a) the Company’s business, operating results or stock price may suffer, (b) the Company’s current plans and operations may be disrupted, (c) the Company’s ability to retain or recruit key employees may be adversely affected, (d) the Company’s business relationships (including, customers and suppliers) may be adversely affected, or (e) the Company’s management’s or employees’ attention may be diverted from other important matters; (5) the effect of limitations that the Merger Agreement places on the Company’s ability to operate its business, return capital to stockholders or engage in alternative transactions; (6) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against the Company and others; (7) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (8) other economic, business, competitive, legal, regulatory, and/or tax factors; and (9) other factors described under the heading “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as updated or supplemented by subsequent reports that the Company has filed or files with the SEC, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2020.  Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made.  Neither Tyler Technologies nor the Company assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval.  This Current Report on Form 8-K may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Tyler Technologies and the Company.  In connection with the proposed transaction, The Company plans to file a proxy statement with the SEC.  STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION.  Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by the Company at the SEC’s website at www.sec.gov.  Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, on the Company’s Investor Relations website at https://ir.egov.com.

Participants in Solicitation

The Company and Tyler and their respective directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger.  Information regarding the Company’s directors and executive officers is available in its proxy statement filed with the SEC on March 12, 2020.  Information regarding Tyler’s directors and executive officers is available in its proxy statement filed with the SEC on April 1, 2020.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available).  Investors should read the proxy statement and other relevant materials carefully when they become available before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

ITEM 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by NIC Inc. dated February 10, 2021
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIC INC.

Dated:	February 10, 2021	/s/ Stephen M. Kovzan
Stephen M. Kovzan
Chief Financial Officer